Related Party and Party In Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party In Interest Transactions	Related Party and Party In Interest Transactions
Certain Master Trust investments are shares of registered investment companies and common/collective trusts managed by affiliates of the Trustee. Transactions involving the Ingersoll Rand Company Stock, notes receivable and the Trustee of the Plan qualify as party in interest transactions allowable under ERISA regulations. Fees to the Trustee and affiliates are based on customary and reasonable fees and are paid by the Plan. As of December 31, 2025 and 2024, there were 452,443 shares and 506,651 shares, respectively, of Ingersoll Rand, Inc. common stock held directly by the Plan or through the Plan’s interest in the Master Trust.